UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 13, 2006

Grand Havana Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24828	95-4428370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1990 Westwood Boulevard, 3rd Floor, Los Angeles CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(310) 475-5600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3—Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 13, 2006, Grand Havana Enterprises, Inc., a Delaware corporation (the “Registrant”), filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended. The Registrant expects the deregistration to become effective within ninety (90) days of the filing with the SEC. The Registrant anticipates that its shares of common stock will continue to be traded on the over the counter Pink Sheets, but can make no assurances that any broker will make a market in the Registrant’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAND HAVANA ENTERPRISES, INC.

Date: April 13, 2006	By:	/s/ Stanley Shuster
	Name:	Stanley Shuster
	Its:	Chairman of the Board, President and Chief Executive Officer